UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 10, 2015
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 23, 2015, Hewlett-Packard Company (“HP”) and the plaintiffs and co-defendants in two consolidated shareholder derivative actions, In re Hewlett-Packard Company Shareholder Derivative Litigation, United States District Court, Central District of California, Master File No. 8:11-cv-01454- AG, and In re Hewlett-Packard Company Derivative Litigation, State of California, Orange County Superior Court,  Lead Case No. No. 30-2011-00511941-CU-BT-CJC (collectively, the “Actions”), filed Joint Stipulations for Voluntary Dismissal of the Actions.

Pursuant to the terms of the Joint Stipulations for Voluntary Dismissal of the Actions, the respective courts ordered the parties to give notice of the proposed voluntary dismissals.  Accordingly, HP has filed a Notice of Proposed Voluntary Dismissal of Derivative Actions (the “Notice”) as Exhibit 99.1 to this Current Report on Form 8-K, and has published the Notice on the “Investor Relations” portion of the HP website.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	Notice of Proposed Voluntary Dismissal of Derivative Actions (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: March 10, 2015	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Notice of Proposed Voluntary Dismissal of Derivative Actions (filed herewith).